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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                January 12, 2000


                         TOYOTA MOTOR CREDIT CORPORATION

             (Exact name of registrant as specified in its charter)



CALIFORNIA                          1-9961                   95-3775816

(State or Other            (Commission File Number)          (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


                           19001 SOUTH WESTERN AVENUE
                           TORRANCE, CALIFORNIA 90509

               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (310) 787-1310

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.
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EXHIBIT NO.       DESCRIPTION
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

1.1 Amendment No. 1, dated January 12, 2000, to First Amended and Restated Distribution Agreement dated September 3, 1998 among Toyota Motor Credit Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc.

4.2(a)            Form of Fixed Rate Global Medium-Term Note.

4.2(b)            Form of Floating Rate Global Medium-Term Note.
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                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TOYOTA MOTOR CREDIT CORPORATION
                                             (Registrant)


Date: January 12, 2000             By:  /s/ George E. Borst
                                      -----------------------------------------
                                      GEORGE E. BORST
                                      Senior Vice President and General Manager
                                      (principal executive officer)